UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2025

SunPower Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Complete Solaria, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 16, 2025, SunPower Inc. (the “Company”) filed with the Secretary of State of Delaware a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) to change its corporate name from Complete Solaria, Inc. to SunPower Inc. (the “Name Change”). The Name Change was effective as of 4:30 PM Eastern Time on October 17, 2025. Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

In connection with the Name Change, the Company’s board of directors also amended and restated the Company’s Amended and Restated Bylaws to reflect the Name Change (as amended and restated, the “Second Amended and Restated Bylaws”). No other changes were made to the bylaws. A copy of the Second Amended and Restated Bylaws reflecting the Name Change is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

The Company’s common stock (the “Common Stock”) will continue to trade on the Nasdaq Global Market under the symbol “SPWR”, and the Company’s warrants (the “Warrants”) will continue to trade on the Nasdaq Capital Market under the symbol “SPWRW”, and no change will be made to the CUSIP number for the Common Stock or the Warrants, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation of SunPower Inc.
3.2	Second Amended and Restated Bylaws of SunPower Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunPower Inc.

Dated: October 22, 2025

	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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